UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                              [ x ]
Filed by a Party other than the Registrant           [   ]

Check the appropriate box:

[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6 (e)(2))
[  x ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to ss. ss 240.14a-12

                    Floridino's International Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[x ] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11

     1) Title of each class of securities to which transaction applies: ________

     2) Aggregate number of securities to which transaction applies: ___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     4) Proposed maximum aggregate value of transaction: _______________________

     5) Total fee paid: ________________________________________________________

[ ] Fee previously paid with preliminary materials:

[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    1)   Amount Previously Paid: _______________________________________________
    2)   Form, Schedule or Registration Statement No: __________________________
    3)   Filing Party:__________________________________________________________
    4)   Date Filed:____________________________________________________________

                    Floridino's International Holdings, Inc.
                            3560 Cypress Gardens Road
                             Winter Haven, FL 33884


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The 2000 Annual Meeting of Shareholders of Floridino's International Holdings, Inc., a Nevada corporation (the "Company"), will be held on Friday, July 21, 2000 at 8:00 A.M., local time, at 3560 Cypress Gardens Road, Winter Haven, Florida 33884, for the following purposes:


1. To elect six (6) directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

2. To ratify the selection by the Board of Directors of Bercovitz & Company, P.A. as independent auditors of the Company for the year ended December 31, 2000.

3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.


         Only holders of record of the common stock of the Company at the close of business on June 15, 2000 will be entitled to receive notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting in person, you are requested to complete and return the enclosed proxy in the accompanying envelope. If you later decide to revoke your proxy, you may do so at any time before it is exercised.



                                      By Order of the Board of Directors


                                      /s/ Nick Pirgousis
                                      ------------------
                                      Nick Pirgousis, Chairman of the Board

                    Floridino's International Holdings, Inc.
                            3560 Cypress Gardens Road
                             Winter Haven, FL 33884

                                 Proxy Statement

         This Proxy Statement is furnished pursuant to and in connection with the solicitation of the enclosed proxy by the Board of Directors of Floridino's International Holdings, Inc. (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held on Friday, July 21, 2000 at 8:00 A.M. at 3560 Cypress Gardens Road, Winter Haven, Florida 33884 and at any adjournments thereof. Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company. This Proxy Statement and the enclosed proxy card are being mailed to shareholders commencing on or about June 22, 2000.

         Proxies that are completed, signed and returned to the Company prior to the Annual Meeting will be voted as specified. If no direction is given, the proxy will be voted for the election of the nominees for director as named in this proxy statement and for the management proposals discussed therein and in accordance with the judgment of the persons named in the proxy as to any other matters that properly come before the meeting. If a shareholder abstains from voting as to any matter (or indicates a "withhold vote for" as to directors), then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "no-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non- vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matters.



PROPOSAL 1 - ELECTION OF DIRECTORS

         Six (6) directors have been nominated for election to the Company's Board of Directors at the 2000 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. The affirmative vote of a majority of the shares of common stock of the Company (the "Common Stock") represented at the Annual Meeting is required for the election of each director, and cumulative voting is not permitted. In the event that any nominee becomes unable or unwilling to serve as director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominees will be unable or unwilling to serve as director if elected.

         A brief listing of the principal occupation, other major affiliations and age of each nominee and each director follows:

Nick Pirgousis
--------------

         Nick Pirgousis, age 45, Chairman of the Board of Directors since January 1999, opened his first restaurant at the age of 18 in New York City. He has since owned, operated and managed restaurants in New York including the Park View Restaurant, Zoop Soup and Silver Spurs, of which he is still an owner. Mr. Pirgousis maintains a hand-on style of management and has been involved in every aspect of the growth of the Company. He has also overseen the growth of a number of establishments in the food and beverage industry as a consultant utilizing his restaurant expertise to advise on the operation and management of each entity.

George Pirgousis
----------------

         George Pirgousis, age 58, a director of the Company since January 1999, has been a restauranteur for the past thirty five years and has worked with his brother, Nick Pirgousis at Park View Restaurant and Silver Spurs. His expertise is the daily operations of restaurants with a strong emphasis in purchasing and inventory control.

William Scott
-------------

         William Scott, age 55, has been a director of the Company since March 1999. He has been an accountant in the State of Florida for over 22 and has an extensive financial and accounting background. During his first seven years as an accountant, Mr. Scott worked for Price Waterhouse & Co. Subsequent to that, he began his own private accounting firm to which he has devoted most of his time.

Michael Floridino
-----------------

         Michael Floridino, age 42, President and a director of the Company since July 1997, is the Company's founder. He has been in the restaurant business nearly his entire life. At the age of 18, he held numerous management positions in restaurant chains, covering all aspects of operations, engaging in site selection training, food suppliers and administration. In 1988, Mr. Floridino moved to Winter Haven, Florida and founded the first Floridino's. He is the owner and originator of the recipes of Floridino's which have been handed down to him through his family and perfected by him. Mr. Floridino's expertise lies within the food development and restaurant operations business.

Frank Dolney
------------

         Frank Dolney, age 44, has been Secretary/Treasurer and a director of the Company since January 1999. He graduated in 1979 from Hofstra University with a Business Administration degree in Finance and Economics. After graduation, Mr. Dolney took a position with Merrill Lynch Pierce Fenner & Smith as Assistant Operations Manager. In the last eighteen years he has worked as an investment executive in the areas of portfolio management, private placements and tax strategy. From 1990 to 1995, Mr. Dolney worked with AT Broad & Company in New York as investment executive in which he identified corporate finance and merger and acquisition candidates for top management.

Roman Fisher
------------

         Roman Fisher, age 53, has been nominated to serve as a director of the Company. Mr. Fisher has gained his management experience as a founder and executive officer of several private and public companies over the past 20 years. He is Executive Vice-President of Bork Consulting Corporation, a private consulting company where he is currently coordinating the consolidation of technology driven companies through strategic planning and development. Mr. Fisher serves on the Board of Directors of Win-Gate Equity Group, Inc., a publicly traded telecommunications company, and Investors Street, a NASD member broker-dealer. From 1985 to 1998, he was an executive with Metropolitan Health Networks, a publicly traded company, where he was responsible for implementing database management, computer systems as well as the design and development of the corporate web site. He received a Masters of Science degree from Nova University in 1984 and his law degree from the University of Basel, Switzerland in 1972.


COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE

         The Board of Directors has designated one principal standing committee.

         The audit committee will be established after the Annual Meeting of Shareholders. Its members will initially consist of two independent members who are expected to be William Scott, who will serve as its chairman, and Roman Fisher. The functions of the audit committee will be to review and monitor accounting policies and control procedures of the Company, including recommending the engagement of independent auditors and reviewing the scope of the audit.

         The Board of Directors does not have a nominating committee. The entire Board of Directors makes the selection of nominees for the Board of Directors.

         During 1999, the Board of Directors met 27 times. Each director attended at least 75% of the meetings of the Board.

COMPENSATION OF DIRECTORS

         The directors who are employees of the Company, with the exception of Michael Floridino who is President, do not receive any cash compensation for their services on the Board of Directors. All directors are reimbursed for travel expenses incurred in connection with attending Board of Directors and committee meetings.


THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected Bercovitz & Company, P.A. as independent certified public accountants for the Company for 2000. Bercovitz & Company. P.A. was the Company's auditor for the 1999 fiscal year.

         The ratification of the selection of independent certified public accountants is to be voted upon at the Annual Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Bercovitz & Company, P.A.

         Representatives of Bercovitz & Company, P.A. are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF BERCOVITZ & COMPANY, P.A.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Executive officers, directors, and greater than ten-percent shareholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon the Company's review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 1999 fiscal year, the Section 16(a) filing requirements applicable to certain of its executive officers and directors and/or greater than ten-percent beneficial owners were not complied with in a timely manner.

         The following table sets forth the total compensation awarded to the executive officers of the Company where aggregate compensation for services in all capacities rendered during the year ended December 31, 1999 exceeded $ 100,000 (the "Named Executive Officers"):


                                            Summary Compensation Table

                                                                                          Long Term Compensation
                                                Annual Compensation                   Awards                  Payouts
                                                -------------------                   ------                  -------
                                                                        Other                                    Other
                                                                        Compen-       Restricted    Under-       Compen-
                                                                        -------       Stock         lying        -------
Name and Principal Position         Year       Salary        Bonus      sation        Awards        Options      sation
---------------------------         ----       ------        -----      ------        ------        -------      ------
Michael Floridino, President        1999       $75,000       none        none          none         none          none


William Keeler, CEO                 1999       $20,000       none        none          none         none          none


         The Company has not had a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officer or directors. The Company has no plans at the present time to compensate its directors.

Security Ownership of Certain Beneficial Owners and Management.

         The following table sets forth information with respect of the beneficial ownership as of June 1, 2000 for any person who is an executive officer or director of the Company or is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock:


Name and Address of                              Amount and Nature of                           Percent
Beneficial Owner                                 Beneficial Ownership                         of Class(4)
----------------                                 --------------------                         -----------
Michael Floridino(President/Director)                  499,700                                     6.9%
3560 Cypress Gardens Road (5)
Winter Haven, Florida 33884

William C. Keeler (CEO)                                  3,000                                       *
5836 Spruce Creek Drive
Port Orange, Florida  32127

Hynford Holdings Ltd.                                  500,000                                     6.9%
Cable Beach Court - Ste. #1
Nassau, Bahamas

Chevas Holdings Ltd.                                   500,000                                     6.9%
66-Musard Road
London, UK

                                       5



Nick Pirgousis(Director)(1)(2)                       1,304,000                                    18.1%
494 La Guardia Place
New York, NY 10012

Frank Dolney (Secretary/Treasurer/Director)            840,000                                    11.7%
4291 Old Nine Foot Road (1)
Winter Haven, FL 33880

Toho Ventures Ltd.                                          (1)                                     (1)
494 LaGuardia Place
New York, NY 10012

George Pirgousis (Director)(3)                         286,000                                     4.0%
494 La Guardia Place
New York, NY 10012

William C. Scott (Director)                             40,000                                       *
95 Madison Avenue
Morristown, New Jersey 07960

Raffles Toho Ltd.                                           (2)                                     (2)
494 La Guardia Place
New York, NY 10012

Lokee LLC                                                   (3)                                     (3)
494 La Guardia Place
New York, NY 10012

All Directors and                                    2,972,700                                    41.3%
Executive Officers as a
Group (6 persons)

PREFERRED STOCK
---------------

Michael Floridino (President/Director)(5)               38,000                                  100.00%
3560 Cypress Gardens Road
Winter Haven, FL 33884

----------
*  Less than 1% percent

(1) As of June 1, 2000, Nick Pirgousis, Chairman of the Board, and Frank Dolney, Secretary/Treasurer and a director, each own a fifty (50%) percent interest in Toho Ventures Ltd., which owns 1,680,000 shares of Common Stock of the Company. The corresponding amount of shares beneficially owned by Nick Pirgousis and Frank Dolney each include the 840,000 shares of Common Stock of the Company they each beneficially own through Toho Ventures Ltd.

(2) As of June 1, 2000, Nick Pirgousis, Chairman of the Board, was the sole beneficial owner of Raffles Toho Ltd., which owns 464,000 shares of Common Stock of the Company. The corresponding amount of shares beneficially owned by Nick Pirgousis includes the 464,000 shares of Common Stock of the Company owned beneficially through Raffles Toho Ltd.

(3) As of December 31, 1999, George Pirgousis, a director, is the sole beneficial owner of Lokee LLC which owns 142,000 shares of the Company. The corresponding amount of shares beneficially owned by George Pirgousis includes the 142,000 shares of Common Stock of the Company owned beneficially through Lokee LLC.

(4) Percent of Class is based on 7,207,000 shares of Common Stock outstanding as of the date of this Proxy Statement.

(5) Mr. Floridino, President and a director of the Company, is the sole owner of all outstanding shares of the non-voting preferred stock of the Company. In January 2000, 500,000 shares of Common Stock owned by Mr. Floridino were canceled and returned to the Company's treasury pursuant to an agreement with the Company.


         Rule 13d-3(d) (1) (i) under the Securities Exchange Act of 1934, regarding the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through a means, including, but not limited to, the exercise of any option, warrant, right or conversion of a security. Any securities not outstanding that are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

         The Company has been advised that each of the persons listed above has sole voting, investment, and dispositive power over the share indicated above.

Certain Relationships and Related Transactions

         During the past two (2) years, the Company has not entered into a transaction with a value in excess of $100,000 with a director, officer or beneficial owner of 5% or more of the Company's Common Stock, except as disclosed in the following paragraphs:

         (a) In May 1999, the Company issued 50,000 shares of non-voting restricted preferred stock to Michael Floridino, the Company's President and a director, in connection with the Company's purchase from him of three (3) parcels of real estate located at 1810 3rd Street, S.E., Winter Haven, Florida, 300 Cypress Gardens Blvd., Winter Haven, Florida 33880, 3560 Cypress Gardens Road, Winter Haven, Florida 33884. Subsequently, 12,000 shares of the preferred stock have been canceled and returned to treasury pursuant to an agreement with the Company. For additional consideration to Michael Floridino, the Company assumed the liabilities and encumbrances on each of those properties. The property provided by Michael Floridino was valued at its fair market value in accordance with inquiries and appraisals made by the Company through various real estate brokers in the Winter Haven, Florida area. The total market value of the three properties, not reduced by mortgages, liens and encumbrances, was approximately $639,000. The valuation of the liabilities on the properties was $440,000.

         (b) The Company currently pays William C. Keeler, the Company's CEO, a salary of $120,000 per annum; however, there is no written employment agreement between the Company and Mr. Keeler relating to his employment by the Company.

         (c) During the course of the 1999 fiscal year to August 31, 1999, the Company received funding for reconstruction of the Company's operations from Raffles Toho Inc., in the total sum of approximately $258,020. Raffles Toho is wholly-owned by the Chairman of the Board of Directors of the Company, Nick Pirgousis. The advance of such funds is evidenced by three promissory notes. The terms of the notes provide for interest to be assessed at an annual rate of 8.25%. The individual notes held by Raffles Toho, issued on August 31, 1999, are for $120,435 and $72,197. These have a balloon payment due on September 1, 2000 and have been extended to October 31, 2000. A third individual note issued on August 31, 1999 for $65,388 possesses a balloon payment due on June 30, 2000 which is expected to be renewed until December 31, 2000.

EXPENSES OF SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors and by officers and other regular employees of the Company.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB with financial statements and exhibits will be furnished by the Company upon request made to the Company at 3560 Cypress Gardens Road, Winter Haven, FL 33884, Attention:
Shareholder Services.

SHAREHOLDER PROPOSALS

         Any shareholder proposal submitted under SEC Rule 14a-8 for inclusion in the proxy statement for the Company's 2001 annual meeting of shareholders must be received by the Company no later than February 1, 2001, at the Company's principal executive offices located at 3560 Cypress Gardens Road, Winter Haven, FL 33884.

OTHER MATTERS

         Neither the Company nor any member of its Board of Directors knows of any matter or intends to bring before the meeting any matter other than those referred to in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, the persons appointed as proxies in the enclosed form of proxy/voting instruction card intend to vote in accordance with their judgment.

         The above Notice of Annual Meeting and Proxy Statement are send by order of the Company's Board of Directors.





June 15, 2000                                  /s/  Nick Pirgousis
                                               -------------------
                                               Nick Pirgousis
                                               Chairman of the Board





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



                    FLORIDINO'S INTERNATIONAL HOLDINGS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                              Friday, July 21, 2000
                                    8:00 A.M.

                    Floridino's International Holdings, Inc.
                            3560 Cypress Gardens Road
                             Winter Haven, FL 33884

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT ANNUAL MEETING ON FRIDAY, JULY 21, 2000.

The shares of common stock you hold in your account will be voted as specified on the proxy card.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2

         By signing the proxy, you revoke all prior proxies and appoint Nick Pirgousis and Frank Dolney, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come up before the Annual Meeting and all adjournments.

         Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Floridino's International Holdings, Inc., c/o Shareholder Services, 3560 Cypress Gardens Road, Winter Haven, FL 33884.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

1. Authority to vote for the election of Nick Pirgousis, Michael Floridino, Frank Dolney, William Scott, George Pirgousis and Roman Fisher as directors of the Company to serve until the 2001 Annual Meeting. You may withhold authority to vote for a nominee by lining through his name.

                  [   ] GRANT               [    ] WITHHOLD

2. Ratifying the appointment of Bercovitz & Company, P.A. as independent auditors for the current fiscal year.

                  [   ] FOR                 [    ] AGAINST        [    ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting, all as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 15, 2000, receipt of which is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTORS OR, NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address change? Box [    ]  Indicate changes below:

                                           Date_________________________


                                           -----------------------------

                                           -----------------------------
                                           Signature(s) in Box.
                                           Shareholders must sign exactly
                                           as the name appears at left.
                                           When signed as a corporate
                                           officer, executor,
                                           administrator, trustee,
                                           guardian, etc., please give full
                                           title as such. Both joint tenants
                                           must sign.